FFP Partners, L.P.
                                 Letterhead


http://www.ffplp.com
Steven B. Hawkins
Vice President Finance & Administration
Direct Telephone - 817.838.4767/Direct Telecopier - 817.838.4776
Internet e-mail - sbhawkins@ffplp.com


                              December 11, 1997


Dear FFP Partner:

     Our company recently announced a special meeting of unitholders to vote on a restructuring that would divide the partnership into two companies: one to hold the real estate interests we currently own and one to conduct our convenience store, truck stop, and other operations. The unitholder meeting will be held on December 26, 1997, at 10:00 am (central standard time), at the Holiday Inn - North, 2540 Meacham Blvd. in Fort Worth.

     Enclosed is a copy of our proxy statement that is currently being distributed to all unitholders in connection with this meeting. We have sent this material directly to you because our tax preparation records indicate that you held a large number of partnership units at the end of 1996 and we want to be sure you have as much time as possible to review the material. We realize that the time between the date of the distribution of the proxy material and the unitholder meeting is short but it is imperative that the restructuring be approved before our fiscal year end of December 28 in order to assure that the spin-off of our retail operations will be tax-free to unitholders. (If you did not own FFP units as of December 5, 1997, you can disregard this material since you are not eligible to vote on the restructuring.)

     The Board of the partnership's general partner has unanimously approved the restructuring and recommends that you vote FOR it. If the restructuring is approved, you will receive one share of FFP Marketing Company, Inc., which will conduct the non-real estate activities of the partnership, for each FFP unit you own at our fiscal year end. You will also retain your partnership interest in FFP, which will hold the real estate interests now owned by the partnership. We believe that the division of the partnership into two operating units will permit each of the resulting companies to focus on their respective areas of strength.

     Since you are NOT a record owner, we have not included a proxy card because only record owners are entitled to vote.
Your brokerage firm should send you information to determine how you want to vote on this matter. However, because the time until the meeting is short and there are often mail delays this time of year, we encourage you to contact your broker to assure that your units are voted in accordance with your instructions.

     Although we cannot provide instructions to your broker on your behalf, we will be pleased to assist you in any way that we can. You can reach us by calling (toll free) 888.855.6529.

                                     Sincerely yours,

                                     FFP Partners, L.P.


                                     By:/s/Steven B. Hawkins
                                        Steven B. Hawkins




                              FFP Partners, L.P.
                                 Letterhead


http://www.ffplp.com
Steven B. Hawkins
Vice President Finance & Administration
Direct Telephone - 817.838.4767/Direct Telecopier - 817.838.4776
Internet e-mail - sbhawkins@ffplp.com


                              December 11, 1997


Dear FFP Partner:

     Our company recently announced a special meeting of unitholders to vote on a restructuring that would divide the partnership into two companies: one to hold the real estate interests we currently own and one to conduct our convenience store, truck stop, and other operations. The unitholder meeting will be held on December 26, 1997, at 10:00 am (central standard time), at the Holiday Inn - North, 2540 Meacham Blvd. in Fort Worth.

     Enclosed is a copy of our proxy statement that is currently being distributed to all unitholders in connection with this meeting. We have sent this material directly to you because our tax preparation records indicate that you held a large number of partnership units at the end of 1996 and we want to be sure you have as much time as possible to review the material. We realize that the time between the date of the distribution of the proxy material and the unitholder meeting is short but it is imperative that the restructuring be approved before our fiscal year end of December 28 in order to assure that the spin-off of our retail operations will be tax-free to unitholders. (If you did not own FFP units as of December 5, 1997, you can disregard this material since you are not eligible to vote on the restructuring.)

     The Board of the partnership's general partner has unanimously approved the restructuring and recommends that you vote FOR it. If the restructuring is approved, you will receive one share of FFP Marketing Company, Inc., which will conduct the non-real estate activities of the partnership, for each FFP unit you own at our fiscal year end. You will also retain your partnership interest in FFP, which will hold the real estate interests now owned by the partnership. We believe that the division of the partnership into two operating units will permit each of the resulting companies to focus on their respective areas of strength.

     Since you are NOT a record owner, we have not included a proxy card because only record owners are entitled to vote.
Your brokerage firm should send you information to determine how you want to vote on this matter. However, because the time until the meeting is short and there are often mail delays this time of year, we encourage you to contact your broker to assure that your units are voted in accordance with your instructions.

     Although we cannot provide instructions to your broker on your behalf, we will be pleased to assist you in any way that we can. You can reach us by calling (toll free) 888.855.6529.

                                     Sincerely yours,

                                     FFP Partners, L.P.


                                     By:/s/Steven B. Hawkins
                                        Steven B. Hawkins